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                                                                  EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 033-62205.

                                           ARTHUR ANDERSEN LLP


Dallas, Texas
February 14, 1996